Exhibit 10.01
AMENDMENT NO. 2
Dated as of January 22, 2016
to
CREDIT AGREEMENT
Dated as of May 29, 2014
THIS AMENDMENT NO. 2 (this “Amendment”) is made as of January 22, 2016 by and among Under Armour, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of May 29, 2014 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to provide additional revolving commitments under and make certain amendments to, the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:
(a)    The definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “Amendment No. 1 Effective Date” appearing therein and replace such reference with “Amendment No. 2 Effective Date”.
(b)    The definition of “Issuing Bank” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “JPMorgan Chase Bank, N.A. and” appearing therein and replace such reference with “JPMorgan Chase Bank, N.A., PNC Bank, National Association”.
(c)    The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is amended to delete the reference to “any Letter of Credit applications now” appearing therein and replace such reference with “any Letter of Credit applications and any agreements between the Borrower and an Issuing Bank regarding such Issuing Bank’s Letter of Credit Commitment or the respective rights and obligations between the Borrower and such Issuing Bank in connection with the issuance of Letters of Credit now”.
(d)    The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate the final two sentences thereof to read as “The amount of each Lender's Revolving Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its Revolving Commitment pursuant to the terms hereof, as applicable. As of the Amendment No. 2 Effective Date, the aggregate amount of the Revolving Lenders’ Revolving Commitments is $1,250,000,000.”
(e)    Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:
“2015 Term Loan Maturity Date” means May 29, 2019.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the FRBNY Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period in Dollars on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that the Adjusted LIBO Rate for any day shall be based on the LIBO Rate at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth therein. Any change in the Alternate Base Rate due to a change in the Prime Rate, the FRBNY Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the FRBNY Rate or the Adjusted LIBO Rate, respectively.
“Amendment No. 2 Effective Date” means January 22, 2016.
“Delayed Draw Term Loan Maturity Date” means January 22, 2021, as extended (in the case of each Delayed Draw Term Lender consenting thereto) pursuant to Section 2.25.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the FRBNY based on such day’s federal funds transactions by depository institutions (as determined in such manner as the FRBNY shall set forth on its public website from time to time) and published on the next succeeding Business Day by the FRBNY as the federal funds effective rate.
“FRBNY” means the Federal Reserve Bank of New York.
“FRBNY Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if both such rates are not so published for any day that is a Business Day, the term “FRBNY Rate” means the rate quoted for such day for a federal funds transaction at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Initial Term Loan Maturity Date” means January 22, 2021, as extended (in the case of each Initial Term Lender consenting thereto) pursuant to Section 2.25.

“Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The amount of each Issuing Bank’s Letter of Credit Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule 2.06, or if an Issuing Bank has entered into an Assignment and Assumption, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the FRBNY as set forth on its public website from time to time) and published on the next succeeding Business Day by the FRBNY as an overnight bank funding rate (from and after such date as the FRBNY shall commence to publish such composite rate).
“Revolving Credit Maturity Date” means January 22, 2021, as extended (in the case of each Revolving Lender consenting thereto) pursuant to Section 2.25.
(f)    Section 2.01 of the Credit Agreement is amended to restate the last two sentences at the end thereof in their entirety as follows:
Upon the effectiveness of Amendment No. 2 to this Agreement, the aggregate outstanding principal amount of the Initial Term Loans as of the Amendment No. 2 Effective Date is $123,750,000, and the aggregate outstanding principal amount of the Delayed Draw Term Loans as of the Amendment No. 2 Effective Date is $87,500,000, and the aggregate outstanding principal amount of the 2015 Term Loans as of the Amendment No. 2 Effective Date is $0. Each Term Lender’s respective portion of the Initial Term Loans, the Delayed Draw Term Loans and the 2015 Term Loans on the Amendment No. 2 Effective Date is set forth on Schedule 2.01.
(g)    Section 2.03 of the Credit Agreement is amended to delete the phrase “by telephone in the case of an ABR Borrowing, not later than 12:00 noon, New York City time,” appearing therein and replace such phrase with “by telephone in the case of an ABR Borrowing, not later than 1:00p.m., New York City time,”.
(h)    Section 2.05(a) of the Credit Agreement is amended to delete the phrase “agrees to make” appearing therein and replace such phrase with “may in its sole discretion make”.
(i)    Section 2.06(b) of the Credit Agreement is amended to restate the last sentence thereof and to insert a new sentence at the end thereof as follows:
A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the LC Exposure shall not exceed $50,000,000, (ii) subject to Sections 2.04 and 2.11(b), the sum of (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by any Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by such Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed such Issuing Bank’s Letter of Credit Commitment and (iii) subject to Sections 2.04 and 2.11(b), the sum of the Dollar Amount of the total Revolving Credit Exposures shall not exceed the aggregate Revolving Commitments. The Company may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank; provided that the Company shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in the immediately preceding clauses (i) through (iii) shall not be satisfied.
(j)    Section 2.07(a) of the Credit Agreement is amended to delete the phrase “denominated in Dollars, by 1:00 p.m., New York City time,” appearing therein and replace such phrase with “denominated in Dollars, by 2:00 p.m., New York City time,”.
(k)    Section 2.10(a) of the Credit Agreement is amended to restate the penultimate sentence thereof in its entirety as follows:
The Company shall repay (i) the Initial Term Loans in equal installments of $3,750,000 on the last day of each June, September, December and March ending on or after June 30, 2014 and (ii) the Delayed Draw Term Loans in equal installments of $2,500,000 on the last day of each June, September, December and March commencing with the first fiscal quarter ending immediately after the date of funding of the Delayed Draw Term Loans, in each case as adjusted from time to time pursuant to Section 2.11(a).
(l)    Section 9.01(a) of the Credit Agreement is amended to (1) delete the “and” at the end of clause (iv) thereof, (2) re-designate clause (v) thereof as clause (vi) thereof and (3) insert a new clause (v) therein immediately following clause (iv) thereof as follows:
(v)    if to PNC Bank, National Association in its capacity as an Issuing Bank, to it at PNC Bank, National Association 500 First Avenue, P7-PFSC-02-T, Pittsburgh, PA 15219, Attention of Samantha Krill/Under Armour Syndicated Loan (Email: loccentralizedunit@pnc.com); and
(m)    The aggregate outstanding principal amounts of the Term Loans as of the Amendment No. 2 Effective Date are set forth on Schedule 2.01 attached hereto. The outstanding Term Loans held by certain of the Lenders immediately prior to the effectiveness of this Amendment are hereby deemed reallocated, sold, assigned and transferred to the applicable Lenders as individually set forth on Schedule 2.01 attached hereto, and, accordingly, such applicable Lenders’ holding of the Term Loans, on the Amendment No. 2 Effective Date and upon the effectiveness of this Amendment, are set forth on Schedule 2.01 attached hereto.
(n)    Section 2.25(a) of the Credit Agreement is amended to delete the phrase “request that each Lender extend such Lender’s Revolving Credit Maturity Date, Initial Term Loan Maturity Date, Delayed Draw Term Loan Maturity Date or 2015 Term Loan Maturity Date, as the case may be” appearing therein and replace such phrase with “request that each Lender extend such Lender’s Revolving Credit Maturity Date, Initial Term Loan Maturity Date or Delayed Draw Term Loan Maturity Date, as the case may be”.
(o)    Section 2.25(d) of the Credit Agreement is amended to delete the phrase “(in the case of any extension of the Initial Term Loans)” appearing therein and replace such phrase with “(in the case of any extension of the Initial Term Loan Maturity Date)”.
(p)    Section 2.25(d) of the Credit Agreement is further amended (i) to delete the phrase “or as a “2015 Term Lender” (in the case of any extension of the 2015 Term Loan Maturity Date)”

appearing therein and (ii) to delete the phrase “or 2015 Term Loans” appearing therein.
(q)    Article VII of the Credit Agreement is amended to delete the phrase “(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately” appearing therein and replace such phrase with “(i) terminate the Commitments (and the Letter of Credit Commitments), and thereupon the Commitments (and the Letter of Credit Commitments) shall terminate immediately”.
(r)    Article VII of the Credit Agreement is further amended to delete the phrase “the Commitments shall automatically terminate” appearing therein and replace such phrase with “the Commitments (and the Letter of Credit Commitments) shall automatically terminate”
(s)    Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.
(t)    A new Schedule 2.06 is added to the Credit Agreement in the form of Schedule 2.06 attached hereto.
(u)    HSBC Bank USA, National Association is hereby designated as a Co-Documentation Agent in respect of the credit facilities evidenced by the Credit Agreement as amended hereby. Accordingly, (i) the cover page of the Credit Agreement is amended to add a reference to HSBC Bank USA, National Association as a Co-Documentation Agent, (ii) the introductory paragraph to the Credit Agreement is amended to add a reference to HSBC Bank USA, National Association as a Co-Documentation Agent and (iii) the definition of “Co-Documentation Agent” in Section 1.01 of the Credit Agreement is amended to add a reference to HSBC Bank USA, National Association as a Co-Documentation Agent.
2.    Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrowers, the Lenders, each Revolving Lender increasing its Revolving Commitment pursuant to this Amendment, each Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.
(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date) of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Loan Parties, and (ii) the General Counsel of the Company, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions.
(c)    The Administrative Agent shall have received (i) a certificate signed by the Chief Executive Officer, a Vice President or a Financial Officer of the Company certifying that, after giving effect to this Amendment, the Company is in compliance with the covenants contained in Section 6.07 of the Credit Agreement and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the

Administrative Agent and its counsel.
(d)    The Administrative Agent shall have received, for the account of each applicable Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.
(e)    The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 2 Effective Date.
(f)    The Administrative Agent shall have received from the Company a prepayment in respect of the 2015 Term Loans in an amount such that the aggregate outstanding principal amount of the 2015 Term Loans is equal to $0 (and the parties hereby acknowledge and agree that this Amendment satisfies the notice requirement in respect of such prepayment as required by Section 2.11(a) of the Credit Agreement).
(g)    The Administrative Agent shall have administered such reallocations, sales, assignments, transfers (or other relevant actions in respect) of each Lender’s Applicable Percentage of the relevant Class of Credit Exposure under the Credit Agreement as are necessary in order that each relevant Class of Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of such Class of Credit Exposure under the Credit Agreement as amended hereby. The Company hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of Eurocurrency Loans and the reallocation described in this clause (g), in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement unless such compensation is waived by the applicable Lender in its sole discretion.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than, with respect to any Loan the proceeds of which are being used to refinance maturing commercial paper issued by the Company, Sections 3.04(b) and 3.06) are true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect); provided that any such representation or warranty that by its express terms is made as of a specific date is true and correct in all material respects (or in all respects if such representation or warranty is qualified by materiality or Material Adverse Effect) as of such specific date.

4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a Loan Document.
5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNDER ARMOUR, INC.,
as a Borrower

By: /s/ David Bergman
Name: David Bergman
Title: Vice President, Corporate Controller and Assistant Treasurer

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as an Issuing Bank, as the Swingline Lender and as Administrative Agent

By: /s/ James A. Knight
Name: James A. Knight
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an Issuing Bank and as a Lender

By: /s/ John E. Hehir
Name: John E. Hehir
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Mary K. Giermek
Name: Mary K. Giermek
Title: Senior Vice President

SUNTRUST BANK,
as a Lender

By: /s/ Daniel L. Nichols
Name: Daniel L. Nichols
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick M. Moore
Name: Patrick M. Moore
Title: Sr. Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ John P. Treadwell, Jr.
Name: John P. Treadwell, Jr.
Title: Vice President

BRANCH BANKING & TRUST COMPANY,
as a Lender

By: /s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By: /s/ Erica S. Cariello
Name: Erica S. Cariello
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ David Kee
Name: David Kee
Title: Managing Director

CITIBANK, N.A.,
as a Lender

By: /s/ Robert J. Kane
Name: Robert J. Kane
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

REGIONS BANK,
as a Lender

By: /s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of May 29, 2014 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Under Armour, Inc., the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of January 22, 2016 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.
Dated: January 22, 2016
[Signature Page Follows]

UNDER ARMOUR RETAIL, INC. By: /s/ David Bergman Name: David Bergman Title: President

MYFITNESSPAL, INC. By: /s/ David Bergman Name: David Bergman Title: Treasurer

SCHEDULE 2.01
COMMITMENTS

LENDER	REVOLVING COMMITMENT	OUTSTANDING INITIAL TERM LOANS AS OF AMENDMENT NO. 2 EFFECTIVE DATE	OUTSTANDING DELAYED DRAW TERM LOANS AS OF AMENDMENT NO. 2 EFFECTIVE DATE	OUTSTANDING 2015 TERM LOANS AS OF AMENDMENT NO. 2 EFFECTIVE DATE
JPMORGAN CHASE BANK, N.A.	$164,670,658.67	$16,302,395.21	$11,526,946.12	$0
PNC BANK, NATIONAL ASSOCIATION	$164,670,658.68	$16,302,395.21	$11,526,946.11	$0
BANK OF AMERICA, N.A.	$128,314,798.97	$12,703,165.10	$8,982,035.93	$0
SUNTRUST BANK	$128,314,798.97	$12,703,165.10	$8,982,035.93	$0
WELLS FARGO BANK, NATIONAL ASSOCIATION	$128,314,798.97	$12,703,165.10	$8,982,035.93	$0
HSBC BANK USA, NATIONAL ASSOCIATION	$128,314,798.97	$12,703,165.10	$8,982,035.93	$0
BRANCH BANKING & TRUST COMPANY	$86,077,844.31	$8,521,706.59	$6,025,449.10	$0
CITIBANK, N.A.	$86,077,844.31	$8,521,706.59	$6,025,449.10	$0
SUMITOMO MITSUI BANKING CORPORATION	$64,157,399.51	$6,351,582.53	$4,491,017.96	$0
MANUFACTURERS AND TRADERS TRUST COMPANY	$64,157,399.49	$6,351,582.55	$4,491,017.96	$0
REGIONS BANK	$64,157,399.49	$6,351,582.55	$4,491,017.96	$0
GOLDMAN SACHS BANK USA	$42,771,599.66	$4,234,388.37	$2,994,011.97	$0
AGGREGATE REVOLVING COMMITMENTS AND OUTSTANDING TERM LOANS AS OF THE AMENDMENT NO. 2 EFFECTIVE DATE	$1,250,00,000.00	$123,750,000.00	$87,500,000.00	$0

SCHEDULE 2.06
LETTER OF CREDIT COMMITMENTS

LENDER	LETTER OF CREDIT COMMITMENT
JPMORGAN CHASE BANK, N.A.	$25,000,000
PNC BANK, NATIONAL ASSOCIATION	$25,000,000